                               EXCHANGE AGREEMENT


                  AGREEMENT made as of the 30th day of May 1997 by and among Easy Street Online, Inc. (the "Company"), Hobbes & Co., LLC, INET Communications Company, LLC, Sara Girl & Co., LLC, each a limited liability company organized under the laws of the State of New York (hereinafter referred to individually, as "LLC" and collectively, as "LLCs"), Nicko Feinberg, Michael Char and Stephen
J. Cole-Hatchard (hereinafter referred to individually, as "Member" and collectively, as "Members").

                  WHEREAS, the Company intends to consummate a private placement of securities (the "Offering") pursuant to a Confidential Private Offering Memorandum (the "Memorandum") dated
March 25, 1997;

                  WHEREAS, the Company and each LLC, as a condition to the consummation of the Offering, have agreed to effect the Reorganization (as defined in the Memorandum);

                  NOW THEREFORE, in consideration of the mutual promises and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

                  1. Exchange of Assets: Each LLC acting through its Members shall, in accordance with the terms and subject to the conditions contained in the Memorandum, sell, transfer and convey to the Company on or prior to the closing of the Offering (the "Closing") all of the assets and properties (whether real, personal or mixed and whether tangible or intangible) owned by each LLC in consideration of (i) the assumption by the Company of all liabilities of each LLC and (ii) the issuance of an aggregate of $372,137 principal amount of promissory notes to the Members on the terms and in the amounts set forth in the Memorandum in the form attached hereto as Exhibit A (which amount includes $325,000 pursuant to the terms hereof and $47,137 of outstanding indebtedness to the Members).

                  2. Dissolution of LLCs: As promptly as practicable after the Closing, the Members shall cause the LLCs to dissolve.

                  3. Authority of Members: The Members shall execute, acknowledge and deliver in the name of and on behalf of each LLC any and all documents and shall do and perform all acts required by applicable law or which the Company as its successor deems necessary or desirable in order to give effect to this Agreement and the transactions contemplated hereby.

                  4. Amendment to Operating Agreement: Notwithstanding anything to the contrary contained in any Operating Agreement governing any of the LLCs, this Agreement shall be deemed to be an amendment to the Operating Agreement, expressly authorizing





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the Members to effectuate the transactions contemplated hereby and in the Memorandum.

                  5. Governing Law: This Agreement shall be governed by and construed in accordance with the substantive laws of the State of New York, without regard to the principles of conflicts of law thereof.

                  6. Entire Agreement: This agreement constitutes the entire agreement of the parties hereto and supersedes all prior agreements whether oral or written.

                  IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.


                                 HOBBES & CO., LLC


                                 By:   /s/  Michael Char
                                       ----------------------------


                                 INET COMMUNICATIONS COMPANY, LLC


                                 By:   /s/  Michael Char
                                       ----------------------------


                                 SARA GIRL & CO., LLC


                                 By:   /s/  Michael Char
                                       ----------------------------


                                 EASY STREET ONLINE, INC.


                                 By:    /s/  Michael Char
                                       ----------------------------

                                       /s/ Nicko Feinberg
                                       ----------------------------
                                           Nicko Feinberg


                                       /s/ Michael Char
                                       ----------------------------
                                           Michael Char


                                       /s/ Stephen J. Cole-Hatchard
                                       ----------------------------
                                           Stephen J. Cole-Hatchard




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